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                                FORM 8-K/A No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 16, 2003

                               NEXGEN VISION, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                   333-46682                    87-0659918
----------------------------     -------------------         -------------------
(State or other jurisdiction     Commission File No.             IRS Employer
     of incorporation)                                       Identification No.

              1535 Oak Industrial Lane, Suite F, Cumming, GA 30041
   ---------------------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (770) 886-3200



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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On October 9, 2003 Messrs. Robert C. Pittard, Alberto R. Burckhardt and Hermann Burckhardt executed a Written Consent in Lieu of the Special Meeting of the Stockholders of NexGen Vision, Inc. which, with related documents, purportedly removed Gary Lafferty from his positions as one of two NexGen Vision, Inc. directors and Chief Executive Officer. Lafferty contends these actions violate a Shareholders' Agreement dated April 11, 2003, in which the Burckhardts agreed to vote their shares in favor of Lafferty through April, 2004. The Shareholders' Agreement provides that all claims relating to the breach of that Agreement be submitted to binding arbitration before the American Arbitration Association in Atlanta, Georgia.

         On October 16, 2003, Gary Lafferty initiated an arbitration before the American Arbitration Association. The arbitration seeks an award invalidating the Burckhardts' purported seizure of control of NexGen Vision, Inc. The text of the arbitration complaint (without exhibits), reads as follows:

BEFORE THE AMERICAN ARBITRATION
ASSOCIATION, ATLANTA, GEORGIA
--------------------------------------------------------------X
                                                              :
In the matter of the Arbitration between                      :
                                                              :
GARY LAFFERTY,                                                :
                                                              :
                                            Petitioner,       :
                                                              :
                           -and-                              :
                                                              :
HERMANN BURCKHARDT                                            :
and ALBERTO BURCKHARDT,                                       :
                                                              :
                                            Respondents.      :
                                                              :
--------------------------------------------------------------X



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                                     SUMMARY
                                     -------

         Ignoring an unambiguous and binding Shareholders' Agreement, Hermann and Alberto Burckhardt have illegally hijacked NexGen Vision, Inc. from its legitimate management, causing immediate and irreparable harm to this public company.
                                   ALLEGATIONS
                                   -----------

         1. NexGen Vision, Inc. ("NexGen") is a Delaware corporation with its principal place of business in Cumming, Georgia. NexGen engages in the optical business.

         2. On April 11, 2003, the principal shareholders of NexGen entered into a Shareholders' Agreement. A copy of the Shareholders' Agreement is annexed hereto as Exhibit A. The shareholders agreement "locked up" the votes of Hermann Burckhardt and Alberto Burckhardt in order to keep Gary Lafferty, an experienced optical industry executive, as Director and Chief Executive Officer of NexGen.

         3. Specifically, in paragraph 15 of the Agreement, Respondents Hermann Burckhardt and Alberto Burckhardt agreed to vote their shares to elect Gary Lafferty and Alberto Burckhardt as directors and to "take all actions necessary
.. . . during the term of the[e] Agreement to insure Gary Lafferty and Alberto
Burckhardt are retained as directors of the Company." Additionally, the shareholders agreed that Hermann Burckhardt "shall only vote his Shares during the term of this Agreement for the purposes specified above . . . ", to wit, the election of Gary Lafferty and Alberto Burckhardt as directors of the Company. The term of the Agreement extends to April, 2004.



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         4. In paragraph 15 of the Shareholders' Agreement the parties agreed to submit any dispute or claim relating to the Agreement "to binding arbitration in Atlanta, Georgia ... before a single arbitrator in accordance with the rules of the American Arbitration Association . . ."

         5. Therefore, by the explicit terms of the Shareholders' Agreement, Hermann Burckhardt contracted away his ability to vote his shares in any manner inconsistent with maintaining the status quo of the Board of Directors, and Alberto Burckhardt agreed to vote for Gary Lafferty as a director.

         6. On October 9, 2003 Alberto and Hermann Burckhardt, as majority shareholders of NexGen Vision, Inc., took several actions in an attempt to wrest operating control of the company from Lafferty. The Burckhardts signed an action purporting to be a "Majority Consent in Lieu of Special Meeting of the Shareholders of NexGen Vision, Inc." (attached as Exhibit B) in which they purported to remove Gary Lafferty as one of the two directors of the Company (Alberto Burckhardt being the only other sitting director) and appoint Hermann Burckhardt in his place.(1)

         7. Relying in their unlawful votes, the "new" board executed a "Consent" (attached as Exhibit C) in which they suspended the Chief Executive Officer, Mr. Lafferty, and replaced him with Hermann Burckhardt. The "Consent" also appointed Alberto Burckhardt as the sole signatory for the Company's bank accounts.

--------
(1) A third purported shareholder, Robert Pittard, also signed the consent. Pittard's stock holdings are insufficient to pass a majority consent.



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         8. Respondents' vote to remove Lafferty as a director and the votes of the reconstituted board are invalid. The grounds for removing Lafferty set forth in the Majority Consent are false and were pretexts for respondents' unlawful acts.

         WHEREFORE, Petitioner respectfully requests an award setting aside the Majority Consent and all actions taken by the illegally elected board, together with attorneys fees, costs, and such other and further relief as the arbitrator deems just. [End of Complaint]

         Hermann Burckhardt, purportedly acting as NexGen's Chief Executive Officer, has filed a form 8-k which makes various allegations against Lafferty. Lafferty responds that:

         1. Lafferty has assumed the responsibility of interim Chief Financial Officer until the NexGen Board of Directors appoints a new Chief Financial Officer.

         2. The Company is using the same internal controls that have been discussed annually with its Certified Public Accountants.

         3. The $675,000 note payable to an individual described in the Form 10-QSB in Note G includes the $250,000 to Robert Pittard in consideration of his payment of the Company's bank line.

         4. The Company is currently negotiating a supply and distribution agreement with a major company in the ophthalmic lens industry.

         5. The Company has a $650,000 note payable to an investment banking firm. The note is secured by a security interest in the Company's inventory. This note and security agreement was entered into with full corporate authority.

         6. TRI terminated a research and development agreement and a casting technology license agreement as disclosed in the Company's most recent Form 10-QSB. The Company is currently seeking to restructure agreements with TRI.

         7. The Company decided to postpone the filing of a registration statement for certain shares because a filing would interfere with the Company's ability to raise necessary capital.

         8. Lafferty and, to the best of Lafferty's knowledge, the Company's management, has never been advised that the photochromic technology and materials obtained from Corning infringe any patents. 9. Lafferty has not purchased a condominium in New York.

         The Company is attempting to resolve this situation informally. Investors should be cautious because there is uncertainty about the rightful management of the Company and the arbitration process may take some time.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                               NEXGEN VISION, INC.

DATED: OCTOBER 17, 2003                        BY: /S/ GARY T. LAFFERTY
                                               ---------------------------------
                                               GARY T. LAFFERTY, CHIEF EXECUTIVE
                                               OFFICER